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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
QLogic Corporation:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

KPMG Peat Marwick LLP

Orange County, California
August 7, 1997